Notice of
                                      2001
                                 Annual Meeting
                                 of Stockholders
                                       and
                                 Proxy Statement


                                [LOGO] MONTGOMERY

                                MONTGOMERY STREET
                             INCOME SECURITIES, INC.

                                    This page
                                  intentionally
                                   left blank.

[LOGO] MONTGOMERY

MONTGOMERY STREET
INCOME SECURITIES, INC.





                                               101 California Street, Suite 4100
                                                         San Francisco, CA 94111


                                                                    June 1, 2001


To the Stockholders:

     The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Company") is to be held at 10:00 a.m., Pacific time, on Thursday, July 12, 2001 at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.

     At the Annual Meeting the stockholders will elect the Company's Directors and consider the approval of the continuance of the Management and Investment Advisory Agreement between the Company and Zurich Scudder Investments, Inc. In addition, the stockholders present will hear a report on the Company. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Directors recommend that the stockholders vote in favor of each of the foregoing matters.

Respectfully,

/s/ James C. Van Horne                                     /s/ Victor L. Hymes

James C. Van Horne                                         Victor L. Hymes
Chairman of the Board                                      President


--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                    MONTGOMERY STREET INCOME SECURITIES, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
Montgomery Street Income Securities, Inc.:

     Please take notice that the Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Company") has been called to be held at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California on Thursday, July 12, 2001 at 10:00 a.m., Pacific time, for the following purposes:

              (1) To elect six Directors of the Company to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

              (2) To approve or disapprove the continuance of the Management and Investment Advisory Agreement between the Company and Zurich Scudder Investments, Inc.

     Those present and the appointed proxies will also transact such other business as may properly come before the meeting or any adjournments thereof.

     Holders of record of the shares of common stock of the Company at 5:00 p.m., Eastern time, on May 18, 2001 are entitled to vote at the meeting or any adjournments thereof.


                                            By order of the Board of Directors,

                                            /s/ Maureen E. Kane

June 1, 2001                                Maureen E. Kane, Secretary



--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Company the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                    MONTGOMERY STREET INCOME SECURITIES, INC.
                        101 CALIFORNIA STREET, SUITE 4100
                         SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 981-8191


                                 PROXY STATEMENT


RECORD DATE: May 18, 2001                             MAILING DATE: June 1, 2001

Introduction

     The Board of Directors of Montgomery Street Income Securities, Inc. (the "Company") is soliciting proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California on Thursday, July 12, 2001 at 10:00 a.m., Pacific time. The Board of Directors is also soliciting proxies for use at any adjournment of the Annual Meeting. This Proxy Statement is furnished in connection with that solicitation.

     The Company may solicit proxies by mail, telephone, telegram, and personal interview. In addition, the Company may request personnel of Zurich Scudder Investments, Inc. ("Zurich Scudder" or the "Investment Manager") to assist in the solicitation of proxies by mail, telephone, telegram, and personal interview for no separate compensation. It is anticipated that the Company will request brokers, custodians, nominees, and fiduciaries who are record owners of stock to forward proxy materials to their principals and obtain authorization for the execution of proxies. The Company will pay the cost of soliciting proxies. Upon request, the Company will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.

     You may revoke the enclosed proxy at any time insofar as not yet exercised by the appointed proxies. You may do so by:


       o written notice to the Company, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, Attn: Manager, Proxy Department;

       o written notice to the Company at the address set forth under the above letterhead;

       o  giving a later proxy; or

       o  attending the Annual  Meeting and voting your shares in person.

     In order to hold the Annual Meeting, a majority of the shares entitled to be voted must have been received by proxy or be present at the Annual Meeting. Proxies that are returned marked to abstain from or withhold voting, as well as proxies returned by brokers or others who have not received voting instructions on some matters and do not have discretion to vote for their clients on those matters ("broker non-votes"), will be counted towards this majority of shares. Withheld votes, abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposal (1). Abstentions will, and broker non-votes may, have the effect of a "no" vote for proposal (2). Stockholders who hold their shares through a broker or other nominee are urged to forward their voting instructions.

     In the event that sufficient votes in favor of any proposal are not received by July 12, 2001, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Company.

     The record date for determination of stockholders entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments thereof, was May 18, 2001 at 5:00 p.m., Eastern time (the "Record Date").

     As of the Record Date, there were issued and outstanding 10,286,037 shares of common stock of the Company, constituting all of the Company's then outstanding securities. Each share of common stock is entitled to one vote. As of March 31, 2001, each Director, the President and all Directors and Officers as a group, beneficially owned shares of the Company's common stock as follows:




                                                                    Aggregate Dollar Range of Equity
                                                                      Securities in All Registered
                                                Dollar Range of      Investment Companies Overseen by
                                               Equity Securities    Director in Family of Investment
                            Position           in the Fund ^(1)              Companies ^(4)
                            ---------          ------------------            --------------
James C. Van Horne........  Chairman of the    $10,001 - $50,000              $10,001 - $50,000
                            Board and
                            Director

Victor L. Hymes...........  President             $0 - $10,000                  $0 - $10,000

John C. Atwater...........  Director             over $100,000                  over $100,000

Richard J. Bradshaw^(2)...  Director           $10,001 - $50,000              $10,001 - $50,000

Maryellie K. Johnson......  Director             over $100,000                  over $100,000

John T. Packard^(3).......  Director              $0 - $10,000                  $0 - $10,000

Wendell G. Van Auken......  Director             over $100,000                  over $100,000

---------------------

 ^(1) The information as to beneficial ownership is based on statements furnished to the Company by each person named. Unless otherwise indicated, each person has sole voting and investment power over the shares reported. As a group, the Directors and Officers (12 in number) owned 39,715 shares or 0.38% of the shares of the Fund. The total for the group includes 37,475 shares held with sole investment and voting power and 2,240 shares held with shared investment and voting power.

 ^(2) Shared investment and voting power over the shares reported.

 ^(3) Mr. Packard became a Director on April 1, 2001.

 ^(4) "Family  of  Investment   Companies"  means  funds  that  share  the  same
      investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investment services.

     To the best of the Company's knowledge, as of March 31, 2001, no person owned beneficially more than 5% of the Company's outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended,  and
Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a closed-end fund, require the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("reporting persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and any exchange on which the fund's securities are traded. Such persons are required by SEC regulations to furnish the fund with copies of all such reports.

     Based on a review of reports furnished to the Fund by its reporting persons and written representations from certain of such persons that no year-end reports were required, all filings by the Fund's reporting persons for the fiscal year ended December 31, 2000 required by Section 16(a) of the Securities and Exchange Act of 1934 were timely, except that Harold D. Kahn was late in filing his initial statement of ownership on Form 3, and Maryellie K. Johnson was late in filing a purchase of shares on Form 4.

     The Company provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio strategy. You may receive an additional copy of the annual report for the fiscal year ended December 31, 2000, without charge, by calling 1-800-349-4281 or 1-800-294-4366 or writing the Company at 101 California Street, Suite 4100, San Francisco, CA 94111.

PROPOSAL 1 -- ELECTION OF DIRECTORS

     Six Directors are to be elected at the Annual Meeting as the Directors of the Company. They are to be elected to hold office until the next annual meeting or until their successors are elected and qualified. The persons named on the accompanying proxy card, if granted authority to vote in the election of Directors, intend to vote at the Annual Meeting for the election of the nominees named below as the six Directors of the Company. In the unanticipated event that any nominee for Director cannot be a candidate at the Annual Meeting, the appointed proxies will vote their proxy in favor of the remainder of the nominees and, in addition, in favor of such substitute nominee(s) (if any) as the Board of Directors shall designate. Alternatively, the proxies may vote in favor of a resolution reducing the number of Directors to be elected at the Annual Meeting. Each of the nominees is now a Director of the Company and, except for Mr. Packard, each was elected to serve as a Director at the 2000 Annual Meeting of Stockholders. On December 15, 2000, the Board of Directors appointed Mr. Packard as a Director of the Company, effective April 1, 2001. All nominees have consented to be nominated and to serve if elected.

     The Board of Directors considers possible candidates to fill vacancies on the Board of Directors, reviews the qualifications of candidates recommended by stockholders and others, recommends the slate of Director candidates to be proposed for election by stockholders at the annual meeting, and sets policies regarding retirement from the Board. Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate's business experience and other information relevant to the candidate's qualifications to serve as a Director. In order to be considered at the 2002 annual meeting, submission should be made by February 1, 2002.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the nominees as a Director of the Company. The address of all of the nominees is c/o Zurich Scudder Investments, Inc., 101 California Street, Suite 4100, San Francisco, CA 94111.

                                                                                             Year First
      Nominee (Age)                     Principal Occupation or Employment                    Became a
                                   and Directorships in Publicly Held Companies               Director
      -------------               ---------------------------------------------               ---------

                                               Independent Directors
                                               ---------------------

  John C. Atwater (40)  Mr.  Atwater is President of Prime  Property  Capital,  Inc.  (real     1994
                        estate investment firm).

  Richard J. Bradshaw   Mr. Bradshaw is currently  Executive Director of Cooley Godward LLP     1991
  (53)                  (law  firm).  From  October  1992 to April 1997,  he was  Executive
                        Director of Orrick, Herrington & Sutcliffe (law firm).

  Maryellie K. Johnson  Ms. Johnson is an international  shipping consultant.  From 1989 to     1989
  (65)                  1998,  she was a Director of London and Overseas  Freighters,  Ltd.
                        (oil tanker  operator).  Prior to 1989,  she served as Treasurer of
                        Alexander and Baldwin,  Inc.  (shipping  and property  development)
                        and  Matson  Navigation  Company,   Inc.   (containerized   freight
                        service).  She was a Trustee  of the  University  of San  Francisco
                        from 1992 to 2000.

  Wendell G. Van Auken  Mr.  Van Auken is a General  Partner  of  several  venture  capital     1994
  (56)                  funds  affiliated  with Mayfield Fund. He also serves as a Director of Advent Software  (portfolio  software  company) and Netcentives,
                        Inc. (Internet marketing company).

  James C. Van Horne    Dr. Van Horne is the A.P. Giannini  Professor of Finance,  Graduate     1985
  (65)                  School of Business, at Stanford University,  a position he has held from  September  1965 to  August  1975 and from  September  1976 to
                        present.   He  also   serves  as  a  Director  of  United  Bank  of
                        California,  EFTC Corp. (electronic  manufacturing  services),  and
                        Bailard,  Biehl & Kaiser  Opportunity  Fund  Group,  Inc.  and as a
                        Trustee of the Bailard,  Biehl & Kaiser Fund Group (both registered investment companies).




                                              Interested Director^(1)
                                              ----------------------
  John T. Packard (67)  Mr. Packard has been an Advisory  Managing  Director of Weiss, Peck     2001
                        & Greer, LLC (broker-dealer  offering private investment management services)  since  February  2000.  From  1985  to  1998,  he  was a
                        Managing  Director,  and  from  1999 to  2000,  he was an  Advisory
                        Managing  Director,  of  Scudder  Kemper  Investments,   Inc.  (the
                        Company's  investment  manager),  serving as the  President  of the
                        Company from 1988 to February 2000.

  -------------------

 ^(1) Mr. Packard may be considered an "interested" Director, as defined in the Investment Company Act of 1940, as amended, by reason of his ownership of securities of the Investment Manager, his affiliation with a registered broker-dealer and his past relationships with the Company and the Investment Manager.

     The primary responsibility of the Board of Directors is to represent the interests of the stockholders of the Company and to provide oversight of the management of the Company. The slate of nominees proposed for election as Directors of the Company is composed of one individual who is considered an "interested" ("Interested") Director within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and five individuals who are considered not "interested" ("Independent") Directors. The SEC has adopted rules that will require a majority of the board members of a registered investment company to be "independent" if the company takes advantage of certain exemptive rules under the 1940 Act. If the nominees proposed for election as Directors of the Company are elected, 83% of the Board of Directors will be composed of Independent Directors. As required by the SEC's rules, each of the nominees who will be considered an Independent Director, if elected, was selected and nominated solely by the current Independent Directors of the Company.

Board and Committee Meetings

     The Board of Directors has an Executive Committee, a Valuation Committee and an Audit Committee. In 2000, the Board of Directors held four meetings. The Executive Committee and Valuation Committee did not meet, and the Audit Committee held one meeting. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board on which he or she served in 2000, except Mr. Atwater, who attended 50% of such meetings, and Ms. Johnson, who attended 60% of such meetings.

Executive Committee

     The Executive Committee is authorized to exercise all powers of the Board of Directors permitted to be exercised under the Maryland General Corporation Law. The Committee is composed of three Independent Directors (Messrs. Van Horne, Atwater and Bradshaw).

Valuation Committee

     The Valuation Committee is delegated the power and duty to determine the value of the portfolio assets of the Company pursuant to the valuation policies adopted by the Board of Directors. The Committee is composed of three Independent Directors (Ms. Johnson and Messrs. Van Auken and Van Horne).

Audit Committee

     The Audit Committee oversees the accounting and financial reporting policies and practices of the Company, its internal controls and, as appropriate, the internal controls of certain service providers to the Company. The Audit Committee also oversees the quality and objectivity of the Company's financial statements and the independent audit thereof and acts as a liaison between the Company's independent auditors and the full Board of Directors.

     The Audit Committee is composed of three Independent Directors (Messrs. Van Auken, Atwater and Bradshaw) and is governed by a written charter adopted by the Board (a copy of which is attached hereto as Appendix A), that sets forth in greater detail the Committee's purposes, duties and powers.

Audit Committee Report

     At a special meeting of the Audit Committee held on February 23, 2001, the Committee reviewed the Company's audited financial statements and discussed the financial statements with Zurich

Scudder and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee discussed with the independent auditors the auditors' independence from management and reviewed the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) which had been previously provided. Based on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report to stockholders for the 2000 fiscal year.


                                                           The Audit Committee:

                                                     Wendell G. Van Auken, Chair

                                                     John C. Atwater

                                                     Richard J. Bradshaw


Independent Auditors


     At a meeting held on April 13, 2001, the Independent Directors and the full Board of Directors, voting separately, unanimously selected Ernst & Young LLP ("E&Y") as the Company's independent auditors, for the fiscal year ending December 31, 2001, to examine the Company's books and accounts and to certify the Company's financial statements. The Company's financial statements for the fiscal year ended December 31, 2000 were audited by E&Y. The following table sets forth the aggregate fees billed for professional services rendered by E&Y:

                        Financial Information Systems
    Audit Fees^(1)      Design and Implementation Fees        All Other Fees^(2)
    -------------       ------------------------------        -----------------
        $57,000                            $0                       $3,000


     The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audit of the Company for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, during the most recent calendar year to the Company, Zurich Scudder and all entities controlling, controlled by, or under common control with Zurich Scudder that provide services to the Company.

     The Company's audit committee gave careful consideration to the non-audit related services provided by E&Y to the Company, Zurich Scudder and entities controlling, controlled by or under common control with Zurich Scudder that provide services to the Company, and, based in part on certain representations and information provided by E&Y, determined that the provision of these services was compatible with maintaining E&Y's independence.

-------------------

 ^(1) E&Y  also   serves  as  the   independent   auditor   for   other   Zurich
      Scudder-advised funds, and receives audit and other fees for services performed for these funds.

 ^(2) In addition to the amount shown in the table for the Company, E&Y billed fees in the aggregate amount of $1,998,000 for services performed for Zurich Scudder and other related entities that provide support for the operations of the Company.

Officers of the Company

     The following persons are Officers of the Company:

                                      Present Office with the Company;                Year First Became
          Name (Age)                  Principal Occupation or Employment (1)             an Officer (2)
          ----------                  --------------------------------------             --------------
Victor L. Hymes (43)          President; Managing Director of Zurich Scudder.                2000

John R. Hebble (42)           Treasurer; Senior Vice President of Zurich Scudder.            1998

Maureen E. Kane (39)          Vice  President and  Secretary;  Vice  President of            1999
                              Zurich Scudder since December 1997;  prior thereto,
                              Assistant  Vice  President of State Street Bank and
                              Trust Company  (1997);  Associate Staff Attorney of
                              FMR Corp. (investment management firm) (1996-1997).

Kathryn L. Quirk (48)         Vice  President and Assistant  Secretary;  Managing            1988
                              Director of Zurich Scudder.

Harry E. Resis (55)           Vice   President;   Managing   Director  of  Zurich            2000
                              Scudder.

Robert S. Cessine (51)        Vice   President;   Managing   Director  of  Zurich            2000
                              Scudder.

  -------------------

^(1) Unless otherwise stated, all Officers have been associated with the Investment Manager for more than five years, although not necessarily in the same capacity. All Officers, except Mr. Hymes, are also officers or directors of other funds managed by the Investment Manager. All Officers, except Ms. Kane, own securities of the Investment Manager.

^(2) All Officers are appointed annually by, and serve at the discretion of, the Board of Directors.

Remuneration of Directors and Officers

     Each Director receives remuneration from the Company for his or her services. The Company does not compensate its Officers or employees, since the Investment Manager makes these individuals available to the Company to serve without compensation from the Company. Remuneration to Directors consists of Directors' fees composed in each case of a quarterly retainer of $2,000 (except the Chairman of the Board, whose quarterly retainer is $6,000) and a fee of $500 for each Board meeting attended and $250 for each committee meeting attended, as well as any related expenses. For the fiscal year ended December 31, 2000, total compensation (including reimbursement of expenses) for all Directors as a group was $65,934.

     The Compensation Table below provides in tabular form the following data:
        Column (1) All Directors who receive compensation from the Company. Column (2) Aggregate compensation received by a Director from the Company.
        Column (3) Total compensation received by a Director from the Company, the Investment Manager and from all other funds managed by the Investment Manager. No member of the Board serves as a Director or Trustee for any other fund in the complex of funds managed by the Investment Manager nor does any Director receive any pension or retirement benefits from the Company.

                               Compensation Table
                   for the fiscal year ended December 31, 2000

      --------------------------------------------------------------------------
                (1)                      (2)                      (3)
      --------------------------------------------------------------------------
                                                          Total Compensation
                                                          From the Company and
           Name of Person,      Aggregate Compensation        Fund Complex
               Position            from the Company         Paid to Director
      --------------------------------------------------------------------------
      John C. Atwater
      Director                         $ 9,000                  $ 9,000

      Richard J. Bradshaw
      Director                         $10,250                  $10,250

      Maryellie K. Johnson
      Director                         $ 9,500                  $ 9,500

      Wendell G. Van Auken             $10,250                  $10,250
      Director

      James C. Van Horne               $26,000                  $26,000
      Chairman
      --------------------------------------------------------------------------

Recommendation and Required Vote

     The Board of Directors recommends a vote FOR election of each of the nominees for Director. Election of the nominees for Director requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting.

PROPOSAL  2 -- APPROVAL OR DISAPPROVAL OF THE CONTINUANCE OF THE
               MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND ZURICH SCUDDER

     Zurich Scudder, 345 Park Avenue, New York, New York, acts as investment adviser to and manager for the Company pursuant to a Management and Investment Advisory Agreement dated September 7, 1998 (the "Agreement"). The continuance of the Agreement was last approved by a vote of the stockholders on July 13, 2000 and the Board of Directors on April 13, 2001. The Agreement continues in effect until July 31 of each year, provided its continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to the Agreement or Interested Persons of the Company or the Investment Manager cast in person at a meeting called for the purpose of voting on such approval, and by the vote of either the Board of Directors or a majority of the Company's outstanding voting securities. The Agreement may be terminated on 60 days' written notice, without penalty, by a majority vote of the Board of Directors, by the vote of a majority of the Company's outstanding voting securities, or by the Investment Manager, and automatically terminates in the event of its assignment.

Services Provided

     The Agreement requires the Investment Manager to provide investment management and advisory services to the Company. It provides that the Investment Manager will provide statistical and research facilities and services, supervise the composition of the Company's portfolio, determine the nature and timing of changes therein and the manner of effectuating such changes and cause the purchase and sale of portfolio securities, subject to control by the Company's Board of Directors. In addition to providing investment management and advisory services, the Investment Manager pays for office space, all necessary office facilities, basic business equipment, supplies, utilities, property casualty insurance, telephone services and the costs of keeping the Company's books and records. The Agreement requires the Investment Manager to arrange, if desired by the Board of Directors of the Company, for officers or employees of the Investment Manager to serve, with or without compensation from the Company, as Officers, Directors or employees of the Company.

     The Agreement provides that the Investment Manager will not be liable for any acts or omissions of any predecessor adviser and neither the Investment Manager nor any director, officer, agent or employee of the Investment Manager will be liable or responsible to the Company or its stockholders except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or breach of fiduciary duty. The Agreement also provides that the Company will hold the Investment Manager harmless from judgments against it resulting from acts or omissions in the performance of its obligations under the Agreement which are specifically the result of written instructions of the President, any Vice President or a majority of the Board of Directors of the Company. There must, however, be an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

Fees and Expenses

     The Agreement provides that the Investment Manager be paid an annual fee, payable monthly, equal to 0.50 of 1% of the value of the net assets of the Company up to and including $150 million, 0.45 of 1% of the value of the net assets of the Company over $150 million and up to and including $200 million, and 0.40 of 1% of the value of the net assets of the Company over $200 million. For purposes of computing the monthly fee, the value of net assets of the Company is determined as of the close of business on the last business day of each month. For the fiscal year ended December 31, 2000 the Company paid the Investment Manager an aggregate fee of $933,117.

     The Agreement provides that the Company bear all expenses incurred in the operation of the Company -- except those that the Investment Manager expressly assumes in the Agreement. Such expenses borne by the Company include (a) all costs and expenses incident to: (i) the registration of the Company under the 1940 Act, or (ii) any public offering of shares of the Company, for cash or otherwise, including those costs and expenses relating to the registration of shares under the Securities Act of 1933, as amended (the "Securities Act"), the qualification of shares of the Company under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act, the preliminary and final prospectuses included therein, and any other necessary documents incident to any public offering, the advertising of shares of the Company and the review by the National Association of Securities Dealers, Inc. of any underwriting arrangements; (b) the charges and expenses of any registrar or any custodian appointed by the Company for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of auditors (including the preparation of tax returns); (d) the charges and expenses of any stock transfer, dividend agent or registrar appointed by the Company; (e) broker's commissions chargeable to the Company in connection with portfolio securities transactions to which the Company is a party; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Company to federal, state or other governmental agencies; (g) the cost and expense of engraving or printing stock certificates representing shares of the Company; (h) fees involved in registering and maintaining registrations of the Company and of its shares with the SEC and various states and other jurisdictions; (i) all expenses of stockholders' and Directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to stockholders; (j) fees and travel expenses of Directors of the Company who are not directors, officers or employees of the Investment Manager or its "affiliates" (as defined in the 1940 Act) ("Affiliates"); (k) all fees and expenses incident to any dividend or distribution reinvestment program; (l) charges and expenses of outside legal counsel in connection with matters relating to the Company, including without limitation, legal services rendered in connection with the Company's corporate and financial structure and relations with its stockholders, issuance of Company shares, and registrations and qualifications of securities under federal, state and other laws; (m) association dues; (n) interest payable on Company borrowings; (o) fees and expenses incident to the listing of Company shares on any stock exchange; (p) costs of information obtained from sources other than the Investment Manager or its Affiliates relating to the valuation of portfolio securities; and (q) postage.

     Scudder Investments Service Company, an Affiliate of the Investment Manager, serves as the Company's transfer agent, dividend disbursing agent and dividend reinvestment and cash purchase plan agent, pursuant to an agreement dated November 17, 2000 (the "Agency Agreement"). The Agency Agreement provides that the Company pay Scudder Investments Service Company a minimum annual fee of $16,200 or, if the Company exceeds the minimum annual fee, an annual account charge of $7.50 per open account and $2.50 per closed account. The Company also pays a transaction fee per certificate processed of $1.50, plus out-of-pocket expenses and fees for special projects. For the period from November 17, 2000 to December 31, 2000, the Company paid an aggregate fee of $1,980 to Scudder Investments Service Company. It is expected that Scudder Investments Service Company will continue to provide services to the Company whether or not continuance of the Agreement with the Investment Manager is approved at the Annual Meeting.

Expense Limitations

     The  Agreement  provides  that if expenses of the  Company  (including  the advisory fee but excluding interest, taxes, brokerage commissions and extraordinary expenses) in any fiscal year exceed a specified expense limitation, the Investment Manager will pay the excess to the Company. The specified limitation is 11/2% of the first $30 million of the Company's average net assets plus 1% of the Company's average net assets in excess of $30 million. The Agreement provides that extraordinary expenses, such as litigation expenses and the cost of issuing new shares, are excluded expenses for purposes of the expense limitations described in this paragraph and the immediately succeeding paragraph and that the Investment Manager will not be obligated to pay any amount to the Company during any fiscal year in excess of the amount of the advisory fee for such fiscal year.

     The Agreement also provides for a second expense limitation, relating to the Company's gross income (including gains from the sale of securities without offset for losses, unpaid interest on debt securities in the Company's portfolio, and dividends declared but not paid on equity securities in the Company's portfolio). This limitation provides that if, for any fiscal year, the expenses of the Company described in the preceding paragraph -- less any amount payable by the Investment Manager to the Company on account of the first expense limitation -- exceed 25% of the Company's gross income for the year, the Investment Manager will promptly pay the excess to the Company.

     For the fiscal year ended December 31, 2000, the Company's expenses did not exceed these limitations.

Investment Manager

     The Investment Manager is one of the largest and most experienced investment management firms in the United States. As of December 31, 2000, the firm had more than $370 billion in assets under management, of which $260 billion represents funds managed for third-party institutional and retail customers. The principal source of the Investment Manager's income is professional fees received from providing continuing investment advice.

The Investment Manager is a Delaware corporation. Steven Gluckstern^(1) is the Chairman of the Board and a Director, Edmond D. Villani^(2) is the President, Chief Executive Officer and a Director, Kathryn L. Quirk^(2) is the General Counsel, Chief Compliance Officer and Secretary, Farhan Sharaff^(2) is the Chief Investment Officer, Chris C. DeMaio^(2) is the Treasurer, each of Nicholas Bratt^(2) and Lynn S. Birdsong^(2) are Corporate Vice Presidents and Directors, and Laurence W. Cheng^(3), Martin Feinstein^(2) and Gunther Gose^(3) are Directors of the Investment Manager. The principal occupation of Edmond D. Villani, Kathryn L. Quirk, Farhan Sharaff, Chris C. DeMaio, Nicholas Bratt and Lynn S. Birdsong is serving as a Managing Director of the Investment Manager; the principal occupation of Steven Gluckstern is serving as Chief Executive Officer of the Global Asset Businesses of Zurich Financial Services; the principal occupation of Laurence W. Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Martin Feinstein is serving as Chief Executive Officer of Farmers Insurance Group; and the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Insurance Company.

As of March 31, 2001, the outstanding securities of the Investment Manager were held of record 1.3% by Zurich Insurance Company^(1); 35.8% and 16.1% by Zurich Holding Company of America ("ZHCA")^(4) and Zurich Financial Services (UKISA) Limited,^(5) respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.1% by ZKI Holding Corporation ("ZKIH")^(6), a wholly owned subsidiary of ZHCA; 15.6% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Trust"); and 4.1% by the Trust. Zurich Insurance Company is a wholly owned subsidiary of Zurich Group Holding^(3), 57% of whose shares is held by Zurich Financial Services^(3) and 43% of whose shares is held by Allied Zurich p.l.c.^(5), a wholly owned subsidiary of Zurich Financial Services.

     Pursuant to the Security Holders Agreement, the Board of Directors of the Investment Manager consists of four directors designated by the Zurich-affiliated stockholders and three directors designated by the Management Representatives.

     The Security Holders Agreement requires the approval of a majority of the directors designated by the Management Representatives for certain decisions, including changing the name of Zurich Scudder, effecting an initial public offering before April 15, 2005, causing Zurich Scudder to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Zurich Scudder's capital structure, dissolving or liquidating Zurich Scudder, or entering into certain affiliated transactions with Zurich Financial Services. The Security Holders Agreement also provides for various put and call rights with respect to Zurich Scudder stock held by the management holders and the retiree holders, limitations on Zurich's ability to purchase other asset management companies outside of Zurich Scudder, rights of Zurich to repurchase Zurich Scudder stock upon termination of employment of Zurich Scudder personnel, and registration rights for stock held by the management holders and the retiree holders.

  ------------------------
  ^(1) 54 Thompson Street, Third Floor, New York, NY

  ^(2) 345 Park Avenue, New York, NY 10154

  ^(3) Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland

  ^(4) 1400 American Lane, Schaumburg, IL 60196

  ^(5) 22 Arlington Street, London SW1A, 1RW United Kingdom

  ^(6) 222 South Riverside Plaza, Chicago, IL 60606

     The following are open-end funds with investment objectives similar to those of the Company, for whom the Investment Manager provides investment management services:


                                           Total Net Assets                Management Compensation
                                                as of                     (as of April 30, 2001)
                                           April 30, 2001        on an Annual Basis Based on the Value of
            Name                            (000 omitted)                Average Daily Net Assets
            ----                            -------------                ------------------------

  Kemper Income and Capital                   $421,470         0.55 of 1%;  0.52 of 1% on net assets in  Preservation  Fund excess of $250  million;  0.50 of 1% on net assets in excess of $1  billion;  0.48 of 1% on net  assets in excess of $2.5 billion;  0.45 of 1% on net assets in excess of $5  billion;
                                                               0.43 of 1% on net assets in excess of $7.5 billion;  0.41 of
                                                               1% on net  assets in excess  of $10  billion;  0.40 of 1% on excess net assets in excess of $12.5 billion.

  Scudder Income Fund                         $702,100         0.650 of 1%;  0.600 of 1% on net  assets  in  excess of $200 million;  0.550  of 1% on  net  assets  in  excess  of  $500 million;  0.525 of 1% on net assets in excess of $1 billion;
                                                               0.500 of 1% on net assets in excess of $1.5 billion.



     From time to time, directors, officers and employees of the Investment Manager may have transactions with various banks, including the Company's custodian bank. It is the Investment Manager's opinion that the terms and conditions of those transactions that have occurred were not influenced by existing or potential custodial or other Company relationships.

     The information set forth in this Proxy Statement concerning the Investment Manager and its affiliates has been provided by the Investment Manager.

Investment and Brokerage Discretion

     The Investment Manager has primary responsibility for the selection of brokers and dealers (including futures commission merchants) through which the Company's portfolio transactions are executed, subject to periodic review by the Company's Board of Directors. To the maximum extent feasible, the Investment Manager places orders for portfolio transactions through Scudder Investor Services, Inc. (a corporation registered as a broker/dealer and a subsidiary of the Investment Manager), which in turn will place orders on behalf of the Company with the issuer, underwriters or other brokers and dealers. Scudder Investor Services, Inc. receives no commissions, fees or other remuneration from the Company for this service. Allocation of trades will be supervised by the Investment Manager.

Recommendation and Required Vote


     At a meeting held on April 13, 2001, the Board of Directors, including a majority of the Directors who were not Interested Persons of the Company or the Investment Manager, approved the continuance of the Agreement until July 31, 2002 and recommended that the stockholders approve its continuance at the Annual Meeting. Although approval by stockholders of the continuance of the Agreement is not required by the terms of the Agreement or by applicable law, it has been the Company's custom to submit this matter to the stockholders at the Annual Meeting. The Company may discontinue this practice in the future in its discretion.

     In approving the continuance of the Agreement, the Board of Directors, considering the best interests of the stockholders of the Company, took into account a number of factors. Among such factors were: the long-term investment record of the Investment Manager in advising the Company; the experience and research capabilities of the Investment Manager in fixed-income instruments, including mortgage-related securities and private placements; the relatively low expenses and expense ratio of the Company; the Investment Manager's access to quality service providers at reasonable cost due to the size of its assets under management; the quality of the administrative services to the Company; the experience of the Investment Manager in administering other open- and closed-end funds; the availability and responsiveness of the Investment Manager and its attention to internal controls and procedures; the extent and quality of information provided to the Board of Directors and stockholders; the continuity in the Company's investment and administrative personnel; the financial resources of the Investment Manager and its ability to retain capable personnel; the Investment Manager's financial condition, profitability and assets under management; the provision of transfer agency and related services to the Fund by an Affiliate of the Investment Manager; possible indirect benefits to the Investment Manager from serving as adviser of the Company; and the effects of recent organizational changes implemented by the Investment Manager.

     In reviewing the continuance of the Agreement, the Board of Directors reviewed, among other information, extensive written and oral reports and compilations from the Investment Manager, including comparative data from independent sources as to investment performance, advisory fees and other expenses. The Board of Directors also received a separate written and oral report from Gifford Fong Associates, an independent investment consultant engaged by the Board of Directors specializing in quantitative fixed-income investment analysis.

     Approval by stockholders requires the affirmative vote of the holders of a majority of the Company's outstanding shares. In this context, "majority" means the lesser of two votes: (1) 67% of the Company's outstanding shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of all of the Company's outstanding shares. If continuance of the Agreement is approved at the Annual Meeting, the Agreement will continue until annual review of the question of continuance by the Board or the stockholders in 2002. If continuance is not approved at the Annual Meeting, the Board of Directors will make such arrangements for the management of the Company, including continuance of the Agreement, as it believes appropriate and in the best interests of the Company.

STOCKHOLDER PROPOSALS FOR 2002 PROXY STATEMENT

     Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2002 meeting of stockholders of the Fund, should send their written proposals to the Fund, at 101 California Street, Suite 4100, San Francisco, California 94111, by February 1, 2002. The timely submission of a proposal does not guarantee its inclusion.

     The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2002 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before April 17, 2002. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Annual Meeting or any adjournments thereof in accordance with their best judgment.

     Please complete and sign the enclosed proxy card and return it in the envelope provided so that the Annual Meeting may be held and action may be taken on the matters described in this Proxy Statement with the greatest possible number of shares participating. This will not preclude your voting in person if you attend the Annual Meeting.

                                                             /s/ Maureen E. Kane

                                                                 Maureen E. Kane
June 1, 2001                                                     Secretary

                                   Appendix A

                    MONTGOMERY STREET INCOME SECURITIES, INC.

                             Audit Committee Charter

     This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of Montgomery Street Income Securities, Inc. (the "Fund"). The Committee was established by the Board of Directors of the Fund to provide oversight with respect to the accounting and financial reporting policies and practices of the Fund.

1. Organization. The Committee shall be composed of three or more members of the Fund's Board of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment (or must become financially literate within a reasonable period of time after his or her appointment to the Committee). At least one member of the Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

2.   Meetings.  The Committee  shall meet on  a  regular  basis as  necessary or
     --------
     appropriate and is empowered to hold special meetings as circumstances require.

3.   Committee Purposes. The purposes of the Committee are as follows:
     ------------------
     (a) To oversee the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers to the Fund;
     (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and
     (c) To act as a liaison between the Fund's independent auditors and the full Board of Directors.
          The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls, and the auditor's responsibility to plan and carry out a proper audit.

4.   Duties and Powers.  To carry out  the  purposes  specified in  Paragraph  3
     -----------------
     above,  the Committee shall have the following  duties and powers:


     (a) To recommend to the Board of Directors the selection of the Fund's independent auditors, on the condition that the independent auditors are ultimately accountable to the Board of Directors and the Committee and that the Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement);

     (b) To request and evaluate on an annual basis a formal written statement from the independent auditor delineating all significant relationships between the independent auditor and the Fund and the Investment Adviser and recommend that the Board of Directors take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the auditors' independence.

     (c) To meet with the Fund's independent auditors, including private meetings as necessary (i) to review the arrangements for and scope of the annual audit of the Fund and any special audits; (ii) to review the Fund's audited financial statements and discuss any matters of concern relating thereto, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures and internal accounting controls, and management's responses thereto; and
          (iv) to review the form of the opinion the auditors propose to render to the Board of Directors and the shareholders of the Fund;

     (d) To determine whether to recommend to the Board of Directors that the Fund's audited financial statements be included in the Annual Report and to perform such additional functions as may be required under rules and regulations promulgated by the Securities and Exchange Commission and the New York Stock Exchange;

     (e) To meet regularly with the chief financial and accounting officers of the Fund to discuss any matters addressed herein that the Committee believes should be raised with said officers;

     (f) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund's financial policies and procedures or internal accounting controls;

     (g) To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5. Resources and Authority. The Committee shall have the resources and authority appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain such experts or consultants as the Committee deems necessary or appropriate to fulfill such responsibilities at the expense of the Fund.


6.   Periodic Review of Charter.  The Committee shall  review  this  Charter  at
     --------------------------
     least annually and recommend any changes to the full Board of Directors.


Amended as of April 13, 2001

                                    This page
                                  intentionally
                                   left blank.

                                    This page
                                  intentionally
                                   left blank.

PROXY                MONTGOMERY STREET INCOME SECURITIES, INC.             PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- July 12, 2001

     The undersigned  hereby appoints Victor L. Hymes,  Maureen E. Kane and John
R. Hebble, each with the power of substitution, as proxies for the undersigned, to vote all shares of Montgomery Street Income Securities, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California, on Thursday, July 12, 2001 at 10:00 a.m., Pacific time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR Proposals 1 and 2.

1. The election of six Directors.
   Nominees: J.C. Atwater, R.J. Bradshaw, M.K. Johnson, J.T. Packard, W.G. Van Auken, J.C. Van Horne

   FOR ALL NOMINEES   /___/           WITHHELD FROM ALL NOMINEES    /___/

   /___/
        -----------------------------------------
         For all nominees except as noted above

2. Approval of the continuance of the Management and Investment Advisory       FOR /___/     AGAINST  /___/     ABSTAIN  /___/
   Agreement between the Company and Zurich Scudder Investments, Inc.


                                                       (continued on other side)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

                         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                               NO POSTAGE IS REQUIRED

                               Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



                               Signature                           Date
                                        ----------------------          --------

                               Signature                           Date
                                        ----------------------          --------

Montgomery Street
Income Securities, Inc.

101 California Street, Suite 4100

San Francisco, California 94111
(415) 981-8191